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                                                                      EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 333-12313, 333-62959, 333-88803, 333-40644 and 333-50138 on Form S-8 of
Brooktrout, Inc. of our reports dated February 8, 2001, appearing and incorporated by reference in this Annual Report on Form 10-K of Brooktrout, Inc. for the year ended December 31, 2000.



/s/ Deloitte & Touche LLP
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Boston, Massachusetts
March 19, 2001